SCUDDER
INVESTMENTS(SM)
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--------------------------
BOND/TAX FREE
--------------------------

Scudder California
Tax Free Fund
Fund #043










Annual Report
March 31, 2000



Scudder California Tax Free Fund seeks
income that is exempt from California
personal and regular federal income taxes.

No-load funds with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      24   Financial Statements

                      27   Financial Highlights

                      28   Notes to Financial Statements

                      31   Report of Independent Accountants

                      32   Tax Information

                      33   Officers and Trustees

                      34   Investment Products and Services

                      36   Scudder Solutions

Scudder California Tax Free Fund

--------------------------------------------------------------------------------
ticker symbol SCTFX                                              fund number 043
--------------------------------------------------------------------------------




Date of Inception:       o   In a difficult environment for all
7/22/83                      fixed-income instruments, Scudder California
                             Tax Free Fund posted a total return of
Total Net Assets as          -0.21% for its most recent fiscal year ended
of 3/31/00:                  March 31, 2000, outpacing the -2.45% average
$309.4 million               return of 109 similar funds tracked by
                             Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
30-Day Yield on March 31, 2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          Scudder        Taxable Yield
        California      Needed to Equal
       Tax Free Fund   the Fund's Yield

           4.71               8.60

                      o Scudder California Tax Free Fund received a four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through March 31, 2000.*


* For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received four stars for three- and five-year performance, and three stars for 10-year performance, and was rated among 1682, 1394, and 403 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance does not guarantee future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder California Tax Free Fund's most recent fiscal year ended March 31, 2000. The fund posted a -0.21% total return during the period, but outperformed the -2.45% average performance of its peers as compiled by Lipper. To match the fund's tax-free 4.71% 30-day SEC yield on March 31, a taxable investment would have had to yield 8.60%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed-income markets, as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by incrementally raising the federal funds rate to 6%.

Following this period of relative underperformance, we nevertheless believe the municipal market offers attractive return potential: Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of March 31, yields of 10-year AAA-rated municipal bonds were 84% of comparable Treasuries. Second, a recent reduction in the supply of municipal bonds should provide strong support for bond prices. And third, fixed-income markets could be primed for a strong rally once a consensus is reached that the Fed has completed its current cycle of interest rate increases.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder California Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President,
Scudder California Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                Lehman Brothers
           Scudder California    Municipal Bond
             Tax Free Fund          Index*

        '90      10000               10000
        '91      10853               10922
        '92      12018               12015
        '93      13836               13520
        '94      14015               13833
        '95      14962               14861
        '96      16160               16107
        '97      17039               16985
        '98      19058               18808
        '99      20160               19974
        '00      20118               19954

             Yearly periods ended March 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                   Total Return
                               Growth of                       Average
Period ended 3/31/2000          $10,000      Cumulative        Annual
------------------------------------------------------------------------
Scudder California Tax Free Fund
------------------------------------------------------------------------
1 year                         $   9,979         -.21%           -.21%
------------------------------------------------------------------------
5 year                         $  13,446        34.46%           6.10%
------------------------------------------------------------------------
10 year                        $  20,118       101.18%           7.24%
------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
------------------------------------------------------------------------
1 year                         $   9,990         -.10%           -.10%
------------------------------------------------------------------------
5 year                         $  13,427        34.27%           6.06%
------------------------------------------------------------------------
10 year                        $  19,954        99.54%           7.15%
------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER CALIFORNIA TAX FREE FUND TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX TOTAL RETURN (%)

                                        Yearly periods ended March 31

             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)    8.53  10.74  15.13   1.30    6.75   8.01   5.44  11.85   5.78   -.21
------------------------------------------------------------------------------------
Index Total
Return (%)    9.22  10.02  12.52   2.32    7.43   8.38   5.45  10.73   6.20   -.10
------------------------------------------------------------------------------------
Net Asset
Value ($)    10.41  10.60  11.05  10.02   10.07  10.36  10.39  11.06  11.18  10.64
------------------------------------------------------------------------------------
Income
Dividends
($)            .63    .61    .59    .53     .51    .51    .52    .52    .51    .51
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)            .09    .28    .49    .68     .09     --    .01    .02     --    .01
------------------------------------------------------------------------------------

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 March 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

School District/Lease       10%                The fund invests in a
County General Obligation/                        broad selection of
Lease                        9%                 California municipal
Housing Finance Authority    9%                               bonds.
Hospital/Health Revenue      8%
Other General Obligation/
Lease                        8%
State General Obligation/
Lease                        7%
Toll Revenue/Transportation  7%
Sales/Special Tax            7%
Electric Revenue             6%
Core City/Lease              5%
Miscellaneous Municipal     24%
------------------------------------
100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                            Overall portfolio
AAA*                        61%                         quality remains high,
AA                          11%                         with 85% of portfolio
A                           13%                         securities rated A or
BBB                          6%                                  better as of
SKI**                        9%                                     March 31.
------------------------------------
100%
------------------------------------
Weighted average quality: AA

*  Includes Cash Equivalents

** Scudder Kemper Investments
   (SKI) has determined these
   securities to be of comparable
   quality to rated eligible
   securities.


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             2%                       In a rising interest
1-5 years                   15%                       rate environment, we
5-8 years                   13%                                 emphasized
8-15 years                  36%                      longer-maturity bonds
Greater than 15 years       34%                      while the yield curve
------------------------------------               remained steep and then
100%                                                     resumed our usual
------------------------------------                           strategy of
                                                          concentrating on
Weighted average effective                         intermediate maturities
maturity: 12.3 years                                  when the yield curve
                                                                flattened.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2000

Dear Shareholders,

Municipal bonds faced a difficult environment during Scudder California Tax Free Fund's most recent fiscal year, as the Federal Reserve repeatedly raised interest rates in an attempt to forestall inflationary pressures arising from the strong U.S. economy. The fund's total return for its most recent fiscal year ended March 31, 2000 was -0.21%, outpacing the -2.45% average return of 109 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of March 31 was 4.71%, equivalent to an 8.60% taxable yield for California investors subject to the 45.22% combined federal and state income tax rate.

Despite the negative posting over the most recent fiscal year, the fund's total returns over three-, five-, and ten-year periods placed it in the top 11% of similar California tax-free funds. Please see the table below for additional information concerning the fund's returns.

Premium Bonds Aided Our
Defensive Posture

During the fund's most recent fiscal year, the U.S. Federal Reserve began to raise interest rates to head off inflationary pressures as commodity prices rebounded, the nation's unemployment index reached 30-year lows, and consumer spending proceeded at a brisk pace. The Fed's

--------------------------------------------------------------------------------
Scudder California Tax Free Fund:
Consistent Top-Tier Performance
(Average annual returns for periods ended March 31, 2000)
--------------------------------------------------------------------------------

              Scudder
             California
           Tax Free Fund       Lipper                  Number of    Percentile
Period         Return         Average     Rank       Funds Tracked     Rank
-------------------------------------------------------------------------------
1 Year         -0.21%          -2.45%      7    of       109         Top 7%
3 Years         5.69%           4.46%      3    of        94         Top 4%
5 Years         6.10%           5.21%     10    of        82         Top 11%
10 Years        7.24%           6.44%      1    of        39         Top 3%
-------------------------------------------------------------------------------
Past performance does not guarantee future results.

latest action, in March, raised its short-term interest rate target to 6%. During the year, yields on 10-year Treasury bonds rose nearly 72 basis points and their prices declined 4.9%, while municipal bond yields rose 61 basis points and their prices also declined 4.9%. Also during the period, the Treasury yield curve inverted causing short-term securities to yield more than longer-term securities. Our strategy in light of these market conditions was to emphasize longer maturity bonds because of the steep municipal yield curve between 10 and 30 years, and sell intermediate and short maturities. As the yield curve flattened, we resumed our usual strategy of concentrating on intermediate maturities.

During the 12-month period, we also maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, we sought to avoid "market discount," a provision that can subject municipal bonds sold at a discount to ordinary income tax. Key to this strategy was our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount). The table on page 12 illustrates this element of our strategy, showing the difference in the performance over the previous 12-month period of a type of premium bond we favored versus a type of par bond we avoided. In a difficult municipal bond market the premium bond posted positive performance, while the par bond posted negative performance because of its exposure to the market discount tax.

--------------------------------------------------------------------------------
Premium Coupon Bonds Avoided "Market Discount"
(12-month returns as of March 31, 2000, following a 60 basis point rise in interest rates)
---------------------------------------------------------------------------
                             Starting price    Ending price     Total Return
   Type of Bond                  3/31/99          3/31/00        Difference
------------------------------------------------------------------------------
   Premium bond with a
   5.50% coupon due 2015       $105.92          $101.06           +0.68%

   Par bond with a
   5.0% coupon due 2020        $100.00           $91.92           -3.02%
------------------------------------------------------------------------------

Result: The premium bond outperformed the par bond by 3.70%.

In addition, over the period, credit spreads for higher yielding securities widened to historically high levels. Because of this, we chose to selectively add to credits which we deemed to be appropriate credit risks. The fund's overall portfolio quality remains high, with 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of California tax-exempt issues, including school district/lease, general obligation, and housing finance bonds.

California Update

California's economy is exhibiting economic strength, and is leading the country in job growth. In the 12-month period ended February 2000, the State added 445,000 jobs. The new jobs are concentrated in high technology industries, specifically computer software and electronics manufacturing, as well as in motion picture production. This growth helped reduce the State's unemployment rate to an average of 5.2% in 1999. Both Fitch IBCA and Standard & Poor's upgraded California bonds from A+ to AA- during the 12 months ended March 31.

International trade is a strong part of the State's economy. When economic turmoil in Asia caused the State's exports to these countries to decline over 20% in 1998, increased trade with Europe and NAFTA countries helped to offset the decline. In 1999, California's trade with Asian countries picked up, increasing by 6% as Asia's economy improved.

California is one of the largest issuers of municipal debt with $26.5 billion of debt outstanding. The State's size and wealth levels mitigate the impact that debt of this magnitude could have. Overall, California is benefiting from a strong economy that has led to improved finances, specifically an improved cash flow position. We will continue to monitor the State's mounting infrastructure needs.

Outlook

Since it is widely expected that the Fed will continue to raise interest rates into the summer, municipals will continue to face a challenging environment. Still, we believe the municipal bond market represents attractive value, with yields of longer maturity municipals approaching those of Treasury bonds, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets (in January, municipal bond yields reached 6.35% on average*, the highest level since August 1995). And the robust U.S. and California economies should continue to bolster the credit ratings of individual California bond issues.

In addition to the long-term strategy outlined above, we will seek to take advantage of newly widened credit spreads (differences in yield between higher and lower quality bonds). Wider credit spreads make it worthwhile to invest in bonds with slightly lower credit ratings in an effort to boost the fund's yield. We believe Scudder California Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and California income taxes.

Sincerely,

Your Portfolio Management Team

/s/Eleanor R. Brennan              /s/Matthew J. Caggiano

Eleanor R. Brennan                 Matthew J. Caggiano

*Source: The Bond Buyer

Scudder California Tax Free Fund:
A Team Approach to Investing

Scudder California Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Eleanor R. Brennan assumed responsibility for the fund's day-to-day management in 1999. Ms. Brennan joined the Adviser in 1995 and has 13 years of experience in municipal investing and portfolio management.

Portfolio manager Matthew J. Caggiano joined the fund in 1999. Mr. Caggiano, who joined the Adviser in 1989, is the principal trader for the Adviser's institutional municipal bond accounts.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

General Obligation  A municipal bond backed by the "full faith and credit"
              Bond (including the taxing and further borrowing power) of the city, state or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

         Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

         Net Asset The price per share of a mutual fund based on the sum of the Value (NAV) market value of all the securities owned by the fund divided by the number of outstanding shares.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

      Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                        as of March 31, 2000
--------------------------------------------------------------------------------

                                                                  Principal
                                                                  Amount ($)   Value ($)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.9%
----------------------------------------------------------------------------------------

 California
 California Pollution Control Financing Authority,
    Daily Demand Note, Series 1996C, 3.35%, 11/1/2026* ........   1,000,000   1,000,000
 Irvine, CA, Improvement Bond, Assessment District 89-10,
    Daily Demand Note, 3.5%, 9/2/2015* ........................   1,000,000   1,000,000
 Irvine, CA, Ranch Water District, Daily Demand Note,
    3%, 4/1/2033* .............................................   1,000,000   1,000,000
 Orange County, CA, Sanitation District, Series 1992C,
    Daily Demand Note, 2.8%, 8/1/2017 (b)* ....................   3,000,000   3,000,000

----------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,000,000)                      6,000,000
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Long-Term Municipal Investments 98.1%
----------------------------------------------------------------------------------------

 California
 ABAG Finance Authority, CA:
    Nonprofit Corporations, Certificate of Participation,
      5.25%, 10/1/2007 ........................................   1,640,000   1,628,061
    Stanford Health Systems, Certificate of Participation, ETM,
      6%, 11/1/2007 (b)*** ....................................     605,000     655,862
 Alameda County, CA, Water District Revenue, Series 1998,
    4.625%, 6/1/2016 (b) (e) ..................................   2,450,000   2,207,597
 Anaheim County, CA, Convention Center Financing,
    Certificate of Participation, Zero Coupon, 8/1/2005 (b) ...   1,250,000     973,138
 Anaheim, CA, Public Finance Authority:
    5.25%, 2/1/2018 (b) .......................................   2,000,000   1,934,660
    Lease Revenue Public Improvements Project:
      Series 1997A, 6%, 9/1/2024 (b) (e) ......................   3,500,000   3,684,905
      Series 1997C, 6%, 9/1/2014 (b) ..........................   1,000,000   1,085,700
      Series 1997C, 6%, 9/1/2016 (b) ..........................   1,000,000   1,080,640
      Series 1997C, Zero Coupon, 9/1/2017 (b) .................   1,455,000     539,333
      Series 1997C, Zero Coupon, 9/1/2018 (b) .................   1,000,000     346,410
 California Community Development Authority, Apartment
    Development Revenue Bond:
      Series 1998A-3, 5.1%, 5/15/2025 .........................   1,000,000     953,500
      Series 1998A-4, 5.25%, 5/15/2025 ........................   1,000,000     940,260
 California Educational Facilities Authority:
    Pepperdine University, Series 1999A, 5%, 11/1/2018 ........   1,000,000     911,810
    Santa Clara University, Series 1999, 5.25%, 9/1/2018 (b) ..     230,000     224,423



    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------

California Health Facilities, Financial Authority:
   Capital Appreciation, Kaiser Permanente:
     Series 1989A, Zero Coupon, 10/1/2010 (b) ............   3,040,000   1,791,533
     Series 1989A, Zero Coupon, 10/1/2012 (b) (e) ........   4,900,000   2,505,076
   Cedars-Sinai Medical Center, Revenue,
     Series 1999A, 6.125%, 12/1/2030 (e) .................   2,500,000   2,480,925
   Enloe Health Systems, Series 1998A, 5%,
     11/15/2018 (b) ......................................   1,000,000     921,330
California Housing Finance Agency:
   Home Mortgage Revenue:
     Series F1, AMT, 6.2%, 8/1/2005 (b) ..................     840,000     860,009
     Series F1, AMT, 6.3%, 8/1/2006 (b) ..................   1,310,000   1,350,466
     Series 1995G, AMT, 5.7%, 2/1/2007 (b) ...............     500,000     513,490
     Series 1995G, AMT, 5.8%, 2/1/2008 (b) ...............   1,330,000   1,374,262
     Series 1995G, AMT, 5.9%, 2/1/2009 (b) ...............     200,000     207,222
   Multi-Unit Rental Housing Revenue:
     Series A, 7.35%, 8/1/2000 (e) .......................   2,615,000   2,636,548
     Series A, 7.4%, 8/1/2001 ............................   1,555,000   1,597,747
     Series A, 7.45%, 8/1/2002 ...........................   1,015,000   1,063,791
     Series A, 7.6%, 8/1/2006 ............................   4,030,000   4,298,156
     Series A, 7.65%, 8/1/2007 ...........................   2,335,000   2,492,916
     Series A, 7.7%, 8/1/2009 ............................     700,000     748,097
     Series A, 7.75%, 8/1/2016 ...........................   2,440,000   2,589,255
     Series A,  7.8%, 8/1/2023 ...........................   2,635,000   2,799,029
     Series II, 7.3%, 8/1/2000 ...........................     345,000     347,384
     Series II, 7.3%, 8/1/2001 ...........................     375,000     384,544
     Series II, 7.35%, 8/1/2002 ..........................     400,000     415,600
     Series II, 7.35%, 8/1/2003 ..........................     430,000     450,683
     Series II, 7.35%, 8/1/2004 ..........................     460,000     486,744
     Series ll, 7.35%, 8/1/2005 ..........................     495,000     527,611
California Pollution Control Financing Authority,
   Solid Waste Disposal Revenue, CanFibre of
   Riverside PJ, Series 1997A, 9%, 7/1/2019 ..............   2,250,000   2,403,720
California Public Works Board , Department of Corrections,
   Lease Based Revenue, Medera Prison, Series A-2,
   7.4%, 9/1/2010 (b) ....................................   1,000,000   1,195,130
California Resource Efficiency Financing Authority,
   Certificate of Participation, Capital Improvement
   Program:
   Series 1997, 6%, 4/1/2010 (b) .........................   1,500,000   1,630,455
   Series 1997, 6%, 4/1/2011 (b) .........................   1,590,000   1,733,132



    The accompanying notes are an integral part of the financial statements.

                                                                Principal
                                                                Amount ($)  Value ($)
-------------------------------------------------------------------------------------

California Rural Home Mortgage Finance Authority,
   Single Family Mortgage Revenue, Series 2000B,
   Step-up Coupon, 6.1% to 12/1/2000, 7.3% to 6/1/2031 ......   1,000,000   1,077,830
California Statewide Community Development Authority:
   Certificates of Participation:
     Catholic Healthcare West, Series 1999, 6.5%, 7/1/2020 ..   2,000,000   1,990,820
     Children's Hospital, Series 1993, 6%, 6/1/2010 (b) .....   1,000,000   1,077,210
     Lutheran Homes, Series 1993, 5.5%, 11/15/2008 ..........   1,500,000   1,558,305
     Lutheran Homes, Series 1993, 5.6%, 11/15/2013 ..........   4,750,000   4,840,488
     Series 1999, 6%, 8/15/2017 (b) .........................   1,000,000   1,043,870
     The Internext Group, Series 1999, 5.375%, 4/1/2030 .....   2,000,000   1,603,020
Capistrano, CA, Unified School District,
   Improvement District No. 1, Series 2000A,
   6.25%, 8/1/2018 (b) ......................................   1,000,000   1,066,890
Castaic Lake, CA, Water Agency, Certificate of Participation,
   Water System Improvement Project, Series 1994A,
   7.25%, 8/1/2007 (b) ......................................   1,000,000   1,152,200
Center, CA, Unified School District, Capital
   Appreciation, Series 1997C, Zero Coupon, 9/1/2014 (b) ....   2,240,000   1,023,120
Central Valley, CA, School District, Finance Authority,
   Capital Appreciation:
   Zero Coupon, 2/1/2007 (b) ................................   1,960,000   1,406,084
   Zero Coupon, 8/1/2007 (b) ................................   5,510,000   3,857,937
Chino Basin, CA, Regional Finance Authority, Municipal
   Water District, Sewer System, Series 1994,
   5.9%, 8/1/2011 (b) .......................................   1,290,000   1,397,096
Delmar, CA, Race Track Authority, Series 1996,
   6%, 8/15/2006 ............................................   2,000,000   2,040,080
Dry Creek, CA, Joint Elementary School District,
   Capital Appreciation:
   Series 1997A, Zero Coupon, 8/1/2010 (b) ..................   1,120,000     661,595
   Series 1997A, Zero Coupon, 8/1/2011 (b) ..................   1,180,000     658,759
   Series 1997A, Zero Coupon, 8/1/2016 (b) ..................     555,000     223,038
   Series 1997A, Zero Coupon, 8/1/2021 (b) ..................   1,920,000     555,360
   Series 1997A, Zero Coupon, 5/1/2022 (b) ..................   1,385,000     381,055
Duarte, CA, Certificates of Participation, City of Hope
   Medical Center:
   Series 1993, 5.75%, 4/1/2002 .............................   3,525,000   3,619,223
   Series 1993, 6%, 4/1/2008 ................................   3,750,000   3,979,463
   Series 1999A, 5.25%, 4/1/2024 ............................   1,250,000   1,079,013
Encinitas, CA, Certificate of Participation, Series 1997A,
   5%, 12/1/2016 (b) ........................................   1,000,000     952,110



    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Escondido County, CA, Unified School District,
   Capital Appreciation, Zero Coupon, 11/1/2018 (b) .....   4,605,000   1,594,343
Foothill Eastern Transportation Corridor Agency, CA,
   Toll Road Revenue:
   Capital Appreciation:
     Series 1995A, ETM, Zero Coupon 1/1/2020*** .........   5,000,000   1,607,150
     Series 1999, Zero Coupon, 1/15/2017 (b) ............   1,475,000     555,677
   Senior Lien:
     Series 1995A, 5%, 1/1/2035 (b) .....................   2,500,000   2,244,950
     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       6.95% to 1/1/2007 ................................     575,000     469,246
     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2011 (c) .............................   6,000,000   5,151,420
     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2013 (c) ............................     975,000     839,836
     Series 1995A, Step-up Coupon,0% to 1/1/2005,
       7.15% to 1/1/2014 (c) ............................   2,875,000   2,476,439
     Series 1999, 5.75%, 1/15/2040 ......................   1,250,000   1,170,438
     Series 1999, Zero Coupon, 1/15/2026 ................   1,250,000     647,900
Fresno, CA, Unified School District, Series 1999C, 5.9%,
   2/1/2017 (b) .........................................   1,760,000   1,873,661
Healdsburg, CA, Unified School District, Capital
   Appreciation:
   Series 1997, Zero Coupon, 7/15/2011 (b) ..............     400,000     223,820
   Series 1997, Zero Coupon, 7/15/2012 (b) ..............     400,000     210,068
   Series 1997, Zero Coupon, 7/15/2013 (b) ..............     400,000     197,036
   Series 1997, Zero Coupon, 7/15/2014 (b) ..............     400,000     183,976
Inland Empire Solid Waste Financing Authority, California
   Landfill Improvement Financing Project, Series 1996B,
   AMT, 6%, 8/1/2006 (b) ................................   1,000,000   1,069,290
Irvine, CA, Improvement Bond Act 1915, Special
   Assessment, Improvement District No. 94-13,
   Series 1999, 6%, 9/2/2022 ............................     250,000     235,898
Las Virgenes, CA, Unified School District, Capital
   Appreciation, Zero Coupon, 11/1/2016 (b) .............   1,500,000     593,490
Long Beach, CA, BD Finance Authority Lease Revenue,
   Rainbow Harbor, Series 1999A, 5.125%, 5/1/2020 (b) ...   2,750,000   2,571,525
Los Angeles County, CA , Certificate of Participation:
   Capital Appreciation, Disney Parking Project:
     Zero Coupon, 9/1/2006 ..............................   2,500,000   1,795,000
     Zero Coupon, 3/1/2008 ..............................   2,780,000   1,817,647
     Zero Coupon, 9/1/2008 ..............................   4,865,000   3,096,621
   Marina Del Ray:
     Series A, 6.25%, 7/1/2003 ..........................   2,060,000   2,099,531



    The accompanying notes are an integral part of the financial statements.

                                                                               Principal
                                                                               Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------

     Series A, 6.5%, 7/1/2008 ...............................................   2,500,000   2,631,175
Los Angeles County, CA, Metropolitan Transportation
   Authority, Revenue Bond, Series 1999A, 5%,
   7/1/2019 (b) .............................................................   2,000,000   1,852,880
Los Angeles County, CA, Convention and Exhibition
   Center Authority Lease Revenue, Series 1993A,
   6.125%, 8/15/2011 (b) ....................................................   1,000,000   1,099,810
Los Angeles, CA, State Building Authority, Lease Revenue:
   General Services, Series 1993A, 5.6%, 5/1/2008 ...........................   7,000,000   7,332,990
   Revenue Bond, Series 1999A, 5.5%, 10/1/2017 ..............................   3,600,000   3,568,104
Los Angeles, CA, Unified School District,
   Series 1997A, 5%, 7/1/2021 (b) 6,000,000 5,499,660 Merced, CA, High School
District Capital Appreciation:
   Series 1999A, Zero Coupon, 8/1/2016 (b) ..................................   2,140,000     858,632
   Series 1999A, Zero Coupon, 8/15/2015 (b) .................................   2,090,000     894,771
Midpeninsula Regional Open Space District, CA,
   Finance Authority Revenue, Capital Appreciation,
   Zero Coupon, 9/1/2020 (b) ................................................   1,190,000     364,497
Millbrae, CA, Residential Facilities Revenue, Magnolia
   of Millbrae Project, Series 1997A, AMT,
   7.375%, 9/1/2027 .........................................................   4,000,000   3,941,800
Modesto, CA, Certificate of Participation, Community
   Project, Series A, 5.6%, 11/1/2014 (b) ...................................   1,370,000   1,436,061
Modesto, CA, Wastewater Facilities Treatment Revenue,
   Series 1997, AMT, 6%, 11/1/2011 (b) ......................................   1,255,000   1,372,368
Mojave Desert & Mountain Region, CA, Solid Waste Joint
   Power Authority, 7.875%, 6/1/2020 ........................................   2,350,000   2,511,140
Northern California Power Agency Public Power Revenue,
   Hydroelectric Project No. 1, Series 1998A, 5%,
   7/1/2017 (b) .............................................................   2,500,000   2,348,400
Oakland, CA, Port Revenue:
   Series 2000K, 5.5%, 11/1/2010 (b)(d) .....................................   2,500,000   2,579,950
   Series 2000K, 5.75%, 11/1/2014 (b)(d) ....................................   2,500,000   2,579,000
   Series 1997G, AMT, 5.375%, 11/1/2025 (b) .................................   1,000,000     936,070
Pomona, CA, Unified School District,
   ETM, Series 1992B, 6.25%, 8/1/2014 (b)*** ................................   1,020,000   1,120,674
Port of Hueneme, CA, Certificate of Participation, Capital
   Improvement, 6%, 4/1/2019 (b) ............................................     925,000     987,012
Richmond, CA , Joint Powers Finance Authority:
   Series 1996, 5.875%, 9/1/2006 ............................................     500,000     518,055
   Series 1996, 6.6%, 9/1/2016 ..............................................   1,000,000   1,045,580
Riverside County, CA, Asset Leasing Corp., Leasehold
   Revenue Project:
   Series 1997, Zero Coupon, 6/1/2016 (b) ...................................   2,395,000     951,821
   Series 1998, Zero Coupon, 6/1/2015 (b) ...................................   1,750,000     742,875



    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
--------------------------------------------------------------------------------------

Rocklin, CA, Unified School District, Community Facilities:
   Zero Coupon, 9/1/2019 (b) .................................   1,675,000     548,814
   Zero Coupon, 9/1/2020 (b) .................................   1,415,000     434,278
Sacramento, CA, Municipal Utility District, Electric Revenue,
   Series 1997L, 5.125%, 7/1/2022 (b) ........................   1,750,000   1,623,860
Sacramento, CA, City Finance Authority Revenue:
   Revenue Bond, Convention Center Hotel,
     Series 1999A, 6.25%, 1/1/2030 ...........................   4,000,000   3,668,040
   Lease Revenue, Series 1993B, 5%, 11/1/2014 ................   4,200,000   4,060,518
   Capital Appreciation, Tax Allocation, Series 1993B,
     Zero Coupon, 11/1/2016 (b) ..............................   2,685,000   1,064,066
Sacramento, CA, Power Authority Cogeneration Project,
   Series 1995, 6.5%, 7/1/2004 ...............................   2,000,000   2,083,880
Saddleback Valley, CA, Unified School District, Public Finance
   Authority, Special Tax Revenue:
   Series A, 4.75%, 9/1/2020 (b) .............................   3,215,000   2,838,491
   Series 1997A, 6%, 9/1/2013 (b) ............................   1,000,000   1,089,680
   Series 1997A, 6%, 9/1/2014 (b) ............................   1,000,000   1,085,700
   Series 1997A, 6%, 9/1/2015 (b) ............................   1,000,000   1,079,650
San Bernadino, CA, Certificate of Participation, Medical
   Center Financing Project:
   Series 1994, 6%, 8/1/2009 (b) .............................   3,000,000   3,223,650
   Series 1994, 5.5%, 8/1/2017 (b) ...........................   3,965,000   4,026,854
San Francisco, CA, Airport Revenue:
   Inverse Floating Rate, RITES,
     5/1/2015 (b)(d)** .......................................   1,530,000   1,610,325
   Inverse Floating Rate, RITES,
     5/1/2016 (b)(d)** .......................................   1,625,000   1,728,480
San Francisco, CA, City and County Redevelopment Agency:
   San Francisco CA, Hotel Tax Revenue, Series 1998,
      5%, 7/1/2018 (b) .......................................   4,000,000   3,727,480
   Residential Facility, Coventry Park Project, Series 1996A,
     AMT, 8.5%, 12/1/2026 ....................................   2,000,000   2,039,940
San Francisco, CA, Redevelopment Finance Agency,
   Tax Allocation Revenue, Series A, Zero Coupon,
   8/1/2003 (b) ..............................................   1,080,000     928,692
San Joaquin Hills CA, Transportation Corridor Agency,
   Toll Road Revenue:
   Capital Appreciation:
     Series 1997 A, Zero Coupon, 1/15/2010 (b) ...............   3,500,000   2,123,590
     Series 1997 A, Zero Coupon,  1/15/2012 (b) ..............   2,500,000   1,346,250
   Junior Lien, ETM:
     Series 1993, Zero Coupon, 1/1/2002*** ...................     515,000     476,988
     Series 1993, Zero Coupon, 1/1/2006*** ...................     200,000     152,430



    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

     Series 1993, Zero Coupon, 1/1/2010*** ...............   1,500,000     916,260
   Senior Lien:
     Series 1993, Zero Coupon, 1/1/2004*** ...............   1,000,000     962,570
     Series 1993, Step-up Coupon, 0% to 1/1/2002,
       7.35% to 1/1/2005*** ..............................   2,500,000   2,452,925
     Series 1993, Zero Coupon, 1/1/2014*** ...............   2,500,000   1,190,375
     Series 1993, 5%, 1/1/2033 (b) .......................   1,000,000     891,190
     Series 1993, Step-up Coupon, 0% to 1/1/2002,
       7.4% to 1/1/2007*** ...............................   6,000,000   6,084,000
     Series 1997A, Zero Coupon, 1/15/2015 (b) ............   2,065,000     911,099
San Jose, CA, Financing Revenue, Community
   Facilities Project:
   Series 1993B, Zero Coupon, 11/15/2003 .................     735,000     619,186
   Series 1993B, Zero Coupon, 11/15/2004 .................   1,605,000   1,285,525
   Series 1993B, Zero Coupon, 11/15/2005 .................   1,605,000   1,219,222
   Series 1993B, Zero Coupon, 11/15/2006 .................   1,605,000   1,154,300
San Jose, CA, Unified School District, Santa Clara County,
   Capital Appreciation, Series 1997A, Zero Coupon,
   8/1/2013 (b) ..........................................   2,445,000   1,201,522
Santa Ana, CA, Finance Authority, Lease Revenue
   Bonds, Police Administration and Holding Facility,
   Series 1994A, 6.25%, 7/1/2024 (b) .....................   2,000,000   2,157,180
Santa Clara, CA, Unified School District, Series 1997,
   5%, 8/1/2022 (b) ......................................   2,000,000   1,821,880
Santa Clara County, CA, Finance Authority, Lease Revenue,
   VMC Replacement Project, 7.75%, 11/15/2008 (b) ........   3,250,000   3,906,175
Santa Cruz County, CA, Certificates of Participation,
   Capital Facilities Project: Series 1997, 5.5%,
   9/1/2016 (b) ..........................................     955,000     978,885
   Series 1997, 5.5%, 9/1/2017 (b) .......................   1,005,000   1,024,185
   Series 1997, 5.5%, 9/1/2018 (b) .......................   1,060,000   1,075,942
   Series 1997, 5.6%, 9/1/2019 (b) .......................   1,115,000   1,139,943
   Series 1997, 5.6%, 9/1/2020 (b) .......................   1,180,000   1,197,204
   Series 1997, 5.65%, 9/1/2024 (b) ......................   1,445,000   1,454,479
   Series 1997, 5.65%, 9/1/2025 (b) ......................   1,520,000   1,528,102
   Series 1997, 5.65%, 9/1/2026 (b) ......................   1,605,000   1,611,500
Santa Margarita/Dana Point, CA:
   Improvement Districts 1-2-2A and 8 , Series 1994A,
     7.25%, 8/1/2006 (b) .................................     465,000     530,765
   Improvement Districts 3, 3A, 4 and 4A, Series 1994B,
     7.25%, 8/1/2005 (b) .................................   2,895,000   3,257,570
Simi Valley CA, Certificate of Participation, Series 1998,
   5.25%, 8/1/2017 (b) ...................................     575,000     567,238



    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Solano County, CA, Vallejo Sanitation & Flood
   Control District, Certificates of Participation,
   5%, 7/1/2019 (b) ......................................   2,500,000   2,332,800
South Tahoe, CA, Joint Powers Financing Authority,
   Series 1999A, 7.3%, 10/1/2007 .........................   2,500,000   2,482,000
Southern California Public Power Authority:
   Series 1989, 6.75%, 7/1/2010 ..........................   6,000,000   6,771,840
   Transmission Project Revenue, Capital Appreciation,
     Zero Coupon, 7/1/2015 ...............................   2,000,000     861,460
State of California, General Obligation:
   Series 1991, 6.5%, 9/1/2010 ...........................   1,305,000   1,473,697
   Series 1998, 5.25%, 10/1/2012 .........................   5,000,000   5,096,500
   Series 1998, 4.375%, 10/1/2017 ........................   6,830,000   5,856,452
   Series 1997, 5%, 10/1/2018 (b) ........................   2,150,000   2,004,918
Tahoe Truckee, CA, Unified School District, Improvement
   District No. 1, Series 1999A, 5.75%, 8/1/2020 (b) .....   1,000,000   1,011,560
Torrance, CA, Redevelopment Agency, Tax Allocation,
   Sub Lien, 5.4%, 9/1/2011 ..............................     665,000     635,920
Ukiah, CA, Unified School District, Series 1997,
   Zero Coupon, 8/1/2010 (b) .............................   1,200,000     708,852
Washington TWP., CA, Health Care District, Revenue Bond,
   Series 1999, 5.125%, 7/1/2023 .........................     500,000     428,200
Watsonville, CA, Community Hospital Revenue,
   Series 1996, 5.95%, 7/1/2007 ..........................   1,135,000   1,214,745
West Covina, CA, Queen of the Valley Hospital, Certificate
   of Participation, Hospital Revenue:
   Series 1994, ETM, 5.7%, 8/15/2000*** ..................     380,000     382,576
   Series 1994, ETM, 5.8%, 8/15/2001*** ..................     750,000     766,710
West Covina, CA , Redevelopment Agency Facility,
   Series 1996, ETM, 5.75%, 9/1/2009*** ..................     865,000     899,375
Westminster, CA, Redevelopment Agency, Tax Allocation
   Revenue, Community Development, Project No. 1,
   Series 1991A, Prerefunded 8/1/2001, 7.3%,
   8/1/2021 (c) ..........................................   2,690,000   2,850,970
Puerto Rico
Puerto Rico Commonwealth, Inverse Floating Rate,
   RITES-PA 620 B, 6.73%, 7/1/2014 (b)** .................   1,500,000   1,743,900
Puerto Rico Municipal Finance Authority,
   Inverse Floating Rate, RITES-PA 645B, 6.32%,
   8/1/2013 (b)** ........................................   1,145,000   1,256,420
   Inverse Floating Rate, RITES-PA 645D, 6.74%,
     8/1/2015 (b)** ......................................   1,225,000   1,368,558
Puerto Rico Public Building Authority,
   Government Facilities Revenue, Series 1995A, 6.25%,
   7/1/2013 ..............................................   1,000,000   1,109,690



    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
--------------------------------------------------------------------------------------

 Puerto Rico Commonwealth Highway & Transportation
    Authority, Highway Revenue, Series 1996Z, 6.25%,
    7/1/2014 (b) ...........................................     1,000,000   1,106,790
 Virgin Islands
 Virgin Islands, Special Tax Bonds, Hugo Bonds,
    Prerefunded 10/1/2001, 7.75%, 10/1/2006 (c) ............     1,330,000   1,392,509
 Virgin Islands Public Finance Authority, Revenue Bond,
    Series 1999A, 6.5%, 10/1/2024 ..........................     2,500,000   2,524,175
 Virgin Islands, Public Finance Authority, Matching Fund
    Loan Notes, ETM, Series 1992A, 7%, 10/1/2002*** ........     1,000,000   1,060,070

--------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $295,304,917)                  303,555,572
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $301,304,917) (a)               309,555,572
--------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $301,304,917. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $8,250,655. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,424,920 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,174,265.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d)      When-issued or forward delivery securities.

(e) At March 31, 2000, these securities, in part or in whole, have been segregated to cover when-issued securities..

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2000.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

         AMT: Subject to alternative minimum tax




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $301,304,917) ................   $ 309,555,572
Cash ...................................................................         581,200
Receivable for investments sold ........................................       5,895,561
Receivable for when-issued securities ..................................       6,495,923
Interest receivable ....................................................       3,691,065
Receivable for Fund shares sold ........................................         522,995
Other assets ...........................................................           4,009
                                                                         ---------------
Total assets ...........................................................     326,746,325

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................       1,544,327
Payable for when-issued securities .....................................      14,968,213
Dividends payable ......................................................         458,502
Payable for Fund shares redeemed .......................................         186,756
Accrued management fee .................................................         156,396
Other accrued expenses and payables ....................................          75,004
                                                                         ---------------
Total liabilities ......................................................      17,389,198
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 309,357,127
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............       8,250,655
Accumulated net realized gain (loss) ...................................      (6,824,689)
Paid-in capital ........................................................     307,931,161
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 309,357,127
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($309,357,127 /
   29,087,807 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..............................   $       10.64




    The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2000

Investment Income
-------------------------------------------------------------------------------
Interest .......................................................   $ 17,735,691
                                                                ---------------
Expenses:
Management fee .................................................      1,971,797
Services to shareholders .......................................        238,598
Custodian and accounting fees ..................................         91,958
Auditing .......................................................         47,272
Legal ..........................................................         18,462
Trustees' fees and expenses ....................................         21,960
Reports to shareholders ........................................         17,218
Registration fees ..............................................          9,962
Other ..........................................................         26,051
                                                                ---------------
Total expense, before expense reductions .......................      2,443,278
Expense reductions .............................................        (11,749)
                                                                ---------------
Total expenses, after expense reductions .......................      2,431,529
-------------------------------------------------------------------------------
Net investment income                                                15,304,162
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from investments ......................     (2,198,636)
Net unrealized appreciation (depreciation) on investments during
   the period  on investments ..................................    (14,884,705)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (17,083,341)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (1,779,179)
-------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years Ended March 31,
Increase (Decrease) in Net Assets                           2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  15,304,162    $  15,243,751
Net realized gain (loss) on investment transactions      (2,198,636)       3,308,849
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (14,884,705)         363,460
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      (1,779,179)      18,916,060
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income .............................     (15,304,162)     (15,243,751)
                                                    ---------------  ---------------
Net realized gains ................................        (147,090)            --
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................      62,587,325       60,022,937
Reinvestment of distributions .....................       9,886,007        9,780,792
Cost of shares redeemed ...........................     (86,144,466)     (57,666,190)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (13,671,134)      12,137,539
                                                    ---------------  ---------------
Increase (decrease) in net assets .................     (30,901,565)      15,809,848
Net assets at beginning of period .................     340,258,692      324,448,844
Net assets at end of period .......................   $ 309,357,127    $ 340,258,692
Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      30,428,525       29,339,439
                                                    ---------------  ---------------
Shares sold .......................................       5,815,536        5,371,062
Shares issued to shareholders in reinvestment of
   distributions ..................................         928,209          874,961
Shares redeemed ...................................      (8,084,463)      (5,156,937)
                                                    ---------------  ---------------
Net increase (decrease) in Fund shares ............      (1,340,718)       1,089,086
Shares outstanding at end of period ...............      29,087,807       30,428,525


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------
Years Ended March 31,                     2000     1999     1998     1997    1996
----------------------------------------------------------------------------------
Net asset value, beginning of period    $11.18   $11.06   $10.39   $10.36  $10.07
                                        ------------------------------------------
----------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------
  Net investment income                    .51      .51      .52      .52     .51
----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       (.53)     .12      .69      .04     .29
                                        ------------------------------------------
----------------------------------------------------------------------------------
Total from investment operations          (.02)     .63     1.21      .56     .80
----------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------
  Net investment income                   (.51)    (.51)    (.52)    (.52)   (.51)
----------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            (.01)      --     (.02)    (.01)     --
                                        ------------------------------------------
----------------------------------------------------------------------------------
Total distributions                       (.52)    (.51)    (.54)    (.53)   (.51)
----------------------------------------------------------------------------------
Net asset value, end of period          $10.64   $11.18   $11.06   $10.39  $10.36
                                        ------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                          (.21)    5.78    11.85     5.44    8.01
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)     309      340      324      289     293
----------------------------------------------------------------------------------
Ratio of expenses (%)                      .76      .76      .78      .78     .77
----------------------------------------------------------------------------------
Ratio of net investment income (%)        4.78     4.55     4.79     4.98    4.88
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                 40       41       22       71      49
----------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder California Tax Free Fund (the "Fund"), is a diversified series of Scudder California Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund's portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $4,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until

March 31, 2003 ($2,000,000), March 31, 2004 ($400,000) and March 31, 2008
($2,000,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $756,500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2000, purchases and sales of long-term municipal securities aggregated $126,529,041 and $144,764,949, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. For the year ended March 31, 2000, the fee pursuant to the Agreement amounted to $1,971,797, which was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SSC aggregated $137,464, of which $21,079 is unpaid at March 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $68,021, of which $3,060 is unpaid at March 31, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2000, Trustees' fees and expenses aggregated $21,960.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $2,635 and $9,114, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder California Tax Free Trust and the Shareholders of Scudder California Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder California Tax Free Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
May 19, 2000

Tax Information
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended March 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                           Eleanor R. Brennan*
   o  President and Trustee                     o  Vice President

 Henry P. Becton, Jr.                         Ann M. McCreary*
   o  Trustee; President and General            o  Vice President
      Manager, WGBH Educational Foundation
                                              Frank J. Rachwalski, Jr.*
 Dawn-Marie Driscoll                            o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow, Center    John Millette*
      for Business Ethics, Bentley College      o  Vice President and Secretary

 Peter B. Freeman                             John R. Hebble*
   o  Trustee; Corporate Director and           o  Treasurer
      Trustee
                                              Caroline Pearson*
 George M. Lovejoy, Jr.                         o  Assistant Secretary
   o  Trustee; President and Director,
      Fifty Associates
                                              * Scudder Kemper Investments, Inc.
 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group


* Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the funds are not insured or guaranteed by the U.S. Government. Scudder California Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group